Broadridge Financial Solutions, Inc. September 2009 Bank of America - Merrill Lynch SMid Cap Conference 2009 Presentation Richard J. Daly, Chief Executive Officer Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2009 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “2009 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report.  These risks include: the success of
Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by
Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’
customer information; Broadridge’s ability to continue to obtain data center services from its former parent company,
Automatic Data Processing, Inc. (“ADP”); any significant slowdown or failure of Broadridge’s systems; Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; overall market and economic conditions; and any adverse consequences from Broadridge’s spin-off from ADP.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge, the Broadridge logo and Aspire are registered trademarks of
Broadridge Financial Solutions, Inc. Ridge and Ascendis are trademarks of
Broadridge Financial Solutions, Inc.
© 2009 Broadridge Financial Solutions, Inc.

4 AGENDA Broadridge Overview and Summary Business Overview Business Expansion Strategy Overview Financial Overview Conclusion

Broadridge: Investment Thesis
Generate
very strong and
highly predictable
free cash flows
Strong core Investor
Communications business
which generates over 70% of
annual revenues and earnings
Market leader with high
client retention rates
driven by product innovation
Approximately 80%
in recurring annual revenues
Dependable mid-single-digit
revenue growth business
(4.5% CAGR since 2002)
Highly experienced
management team
(averaging 14 years)
focused on delivering
shareholder return
Scalable business model
with core business
generating margin expansion
(>16% margins, averaging ~50bps
annual growth last 3 fiscal years)
Averaged over $250M per year
during the last 3 fiscal years
Aim to invest in existing businesses and acquisitions to generate mid to high-
single-digit revenue growth and return excess cash to shareholders

High: $270
$252
Forecast
$290
$251
$248
Broadridge: Free Cash Flow & Capital Allocation
Note: Free Cash Flow excludes financing activities in the Clearing and Outsourcing Solutions segment
Dividends
•Doubled annual dividend
from $0.28 to $0.56 per
share for FY10, or
approximately 35% payout
of FY09 GAAP net earnings
Stock
Repurchases
•Authorized repurchase of
up to 10 million shares, or
approximately 7% of the
shares outstanding
Acquisitions
•Strategic acquisitions to
leverage the Broadridge
brand and distribution
channels
Strong predictable free cash flow allows for flexible capital allocation options
(1) Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by operating activities excluding Ridge Clearing financing activities, less capital expenditures and intangibles.
FY06 FY07 FY08 FY09 FY10
Free Cash Flow
(Non - GAAP)
(1)
($ in millions)
Low: $235

Broadridge Mission
Partner with
Financial Institutions
to:
Reduce
Risk & Cost
Increase
Performance
• Enable the financial services
industry to achieve higher levels
of performance by allowing firms
to focus on their core business
• Help manage their regulatory
compliance risk by improving
clients’ processing,
communication accuracy and
data security
• Deliver cost savings to financial
institutions through outsourcing
their non-differentiating back-
office processes
• Develop long lasting relationships
with world class companies built
on mutual success
Our Mission is To Reduce Clients’ Risk While Lowering Their Total Cost of Ownership

Individual (Retail) and Institutional
Clients
Broker-Dealers, Banks, Mutual Funds, Corporate Issuers
Integrated Solutions Spanning the Investment Lifecycle
Investment
Decision
(Pre-Trade)
Trade Processing
&
Books and Records
Asset
Servicing
(Post-Trade)
New Accounts Welcome Kits Proxy Fulfillment Archival Confirms
Across the
investment
lifecycle...
...By partnering
with the world’s
leading financial
institutions...
...And delivering
broad and
innovative
global solutions
Investor Communications
Proxy management, corporate governance, and stockholder communications
Securities Processing
Global trade processing for equities, options, mutual funds, and fixed income securities
Clearing and Outsourcing Solutions
Processing Reporting Statements
...Broadridge
touches
investors...

Shareholder Positions
Images and Pieces
Processed
Processing Fees
(Trades Per Day)
Processing Fees
and
Accounts
Interest Rates
and
Lending Balances
Revenue Drivers
Market Leader
with
High Retention Rates
Recurring Revenue
Complex Proprietary
Processing Platforms
High Client Satisfaction
and Highly Engaged
Associates
Investor
Communication
Solutions
Clearing &
Outsourcing
Solutions
Securities
Processing
Solutions
Recurring
Revenue
(~80%)
Event-
Driven
Revenue
(~20%)
Indispensable Provider for
Mission Critical Processing
Resilient and Predictable Business Model
Business is resilient and largely independent of the stock market being at its highs or
lows……….predictable revenue stream drives predictable free cash flow

Business is Resilient in Changing Markets
Our revenue growth has been resilient through various economic and market cycles
Stock Market
Rebounds
Decimalization
of Trades
Internet Bubble
Impact
Financial
Crisis
Note: Fiscal year is based on June 30 year end
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
7,000
8,000
9,000
10,000
11,000
12,000
13,000
14,000
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09
Dow Jones Industrial Average Broadridge Net Revenues
th

This is Broadridge
•
We are a market leader in processing and
distributing shareholder communications, and
provider of choice for mission-critical
securities processing solutions
•Over
40 years of experience and a solid
customer base with long standing
relationships
•Our
core business is resilient and largely
independent of the stock market being at its
highs or lows
•Strong
and predictable Free Cash Flow of
~$250M in each of the last 3 fiscal years
BR FY09 Business Revenues
(1)
BR FY09 Business EBIT & Margins
Investor
Communications
$1,531M (71%)
Securities
Processing
Businesses
$635M (29%)
Investor
Communications
EBIT $249M
Margin 16.3%
Securities
Processing
Businesses
EBIT $134M
Margin  21.0%
Clearing and Outsourcing
Innovative industry service provider
leverages processing technology platform
to retain and add new clients:
Correspondent clearing
using broker-
dealer subsidiary:
• Clearing
(~12%)
• Outsourcing
(~4%)
Investor Communications
(2)
Securities Processing
Leading global back-office processing service
bureau, as 8 of top 10 U.S. broker-dealers use
equity and fixed income components of our
processing
(3)
:
Hosted applications
for self-clearing firms
using Broadridge’s service bureau for:
•Equity
(~71%)
•Fixed
Income
(~13%)
World’s largest processor and provider of investor
communications with over one billion
communications processed annually:
Primary business unit
is a clear market leader with
over 70% of Broadridge revenues and pre-tax earnings
Proxy
communications and vote processing and
interim communications
(~65%)
Transaction reporting
and
fulfillment
services
(~30%)
Other
(~5%)
Securities Processing  Businesses
(2)
Only service provider offering service bureau, operations outsourcing or correspondent clearing on a single platform
(1) Financial information and  statistics shown are for the fiscal year ended June 30, 2009.  Segments do not add to total for reported revenue and earnings due to FX and other corporate expense not reflected.
(2) Percentages represent revenue contribution within each reporting segment.
(3) Based on SIFMA’s 2007-2008 Annual Yearbook’s top member firm list ranked by capital. This top 10 list does not include the impact of the Lehman
Brothers (declared bankruptcy), Merrill Lynch (acquired by Bank of America) and Bear Stearns (acquired by JP Morgan) transactions which occurred in 2008.

ICS Unique Business Systems Processing Model
PROXY PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1 Issuer 1 / Fund 1
Broker/Bank 2 Issuer 2 / Fund 2
Broker/Bank 3 Issuer 3 / Fund 3
Broker/Bank 4 Issuer 4 / Fund 4
Broker/Bank 5 Issuer 5 / Fund 5
Broker/Bank 6 Issuer 6 / Fund 6
Broker/Bank 7 Issuer 7 / Fund 7
Broker/Bank 8 Issuer 8 / Fund 8
Broker/Bank 9
Issuer 9 / Fund 9
Brokers/Banks
800+
(1)
Issuers 10,000+
(3)
Funds 700+
(4)
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)
Proxy Distribution
Over 40% of
accounts
require
special
processing
Vote Processing
Managing
350M
active
positions
(2)
Majority of
all shares
are held in
street -side
Shareholder
Preferences
Database
Shareholder`
Consent
Database
Equity and Mutual Fund Shareholders
Broadridge
manages
>1,500
Corporate
Issuers
Broadridge
processes on
average 70%
of U.S. shares
outstanding
Electronic or
Physical Vote Return
Data Hub and Platform
Electronic or
Physical Delivery
Street - side Processing
Registered Processing
> 50% of Hard Copy
Mailings Eliminated
via E - Delivery and
Suppressions
85% of Shares Voted
Electronically
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1)
Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets.
(2)
Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks.
(3)
Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4)
Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book .

Distribution
$757M (49%)
Other
$46M (3%)
Fulfillment
$110M (7%)
Transaction
Reporting
$132M (9%)
Interims
$136M (9%)
Proxy
$350M (23%)
ICS FY09 Product Revenues
ICS Product and Client Revenue Overview:
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Primarily
Postage
Increase in electronic
distribution reduces postage
revenue and increases profits
Bank/Broker-
Dealer
$1,383M
(90%)
Mutual Fund
$96M (6%)
Corporate
Issuer
$52M (4%)
ICS FY09 Client Revenues
…and we have deep and longstanding
client relationships

Broadridge’s Unique Securities Processing Model
Clearing and Outsourcing business has high growth potential and allows us to serve the entire investment process
Securities Processing
Self-Clearing with
Service Bureau
Clearing
Fully-Disclosed  Clearing
Outsourcing
Self-Clearing with Ops.
Outsourcing & Service
Bureau
Technology &
Data Center
Provided by
Broadridge
Provided by
Broadridge
Provided by
Broadridge
(via Ridge)
Operational
Infrastructure
Client
Responsibility
Provided by
Broadridge
(via Ridge)
Provided by
Broadridge
(via Ridge)
Financing
Activities and
Compliance
Client
Responsibility
Client
Responsibility
Provided by
Broadridge
(via Ridge)
Target Large
Broker - Dealer Firms
Large ~ Medium
Broker - Dealer Firms
Medium ~ Small
Broker - Dealer Firms

Securities Processing Solutions Top 15 Clients
Broadridge has faired well
during the recent industry
consolidations and financial
crisis
The top 15 SPS clients generate
approximately 70% of the SPS
segment’s revenues
11 of 15 top clients are under
multi-years agreements; contract
extensions for additional two
clients are in progress
Closed contract with Barclays to
handle new trade volume as
result of Lehman purchase and
executed direct contract with
Neuberger Berman for
processing
Closed contract with JP Morgan
for Bear Stearns fixed income
processing
Bank of America/Merrill Lynch
transaction resulted in loss of
equity processing business and
winning of fixed income
processing business
SPS client relationship are stable in volatile market
Alliance Bernstein
Bank of America/Merrill Lynch*
Barclays Capital Services
BMO Nesbitt Burns
BNP Paribas
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
HSBC Securities
J.P. Morgan Chase
Jefferies & Company
Royal Bank of Canada
Scotia Capital
UBS Securities
Note: The above schedule is an alphabetical listing of the top 15 SPS clients based on fiscal year 2009 revenues
* Bank of America/Merrill Lynch includes loss of equity processing business as previously disclosed
Equity Processing Fixed
Income
Processing
Retail Institutional
Top
Clients

Business Expansion Strategy
Foundation
Five Pillars
Be Indispensable!
We enable the financial services industry
to achieve superior levels of performance through our passion to deliver extraordinary value to our clients, shareholders, and associates
Client
Retention
Accelerate
Sales
Offer
New
Solutions
Leverage
Industry
Position
Margin
Improvement
• Improve world
class service scores
for every product
every year
• Zero losses to
competition
• Be “indispensable”
• Increase total
sales year-over-
year
• Increase
existing client
penetration
• Value
propositions
with “teeth”
• Improve margins in
all products every
year
Data center
Leverage
technology
Smart/Off-shoring
Strict financial
controls
Challenge the status
quo
• Create (build or buy)
unique solutions enabled
by our heritage
Notice and Access
Global Clearing/
Outsourcing
The Investor Network
Electronic delivery
solutions
Global Proxy
Access Data
• Add sales from new
products every year
Virtual Shareholder
meeting
Ascendis™
workflow
Solicitation
Compliance
Client on boarding
Aspire® wealth
Enhanced retail SPS
• BBI and BBP to launch
new initiatives
CULTURE
Trusting / Engaging / Accountable / Client-Centric / Committed / Caring / Passionate/ Ethical
“A Great Place to Work”
Vision

Business Expansion Focus
Closed
Sales
Long-Term
Growth
Challenges
Broadridge is well-positioned and on the high ground as a result of our recurring revenue base, great value propositions, new initiatives, free cash flow and solid balance sheet
•Strong and growing pipeline with large
opportunities in all segments
•Winning a meaningful percentage of
each year’s market-driven sales activity
•Growth in recurring closed sales >30%
in FY09, representing the second
consecutive year of record sales
•Leverage our core capabilities and
unique communications network
•Investments in the business have
started to introduce new and exciting
opportunities
•Meaningful growth opportunities in the
mutual fund area via data hub strategy
•Accelerating Outsourcing by leveraging
our unique multi-tier capabilities
•SPS business, despite retaining its market
leadership position, faces challenges of
price compression and how to monetize its
unique opportunities for growth
•Overcoming conversion decision hurdles
for large clients and industry consolidation
$104
$148
$133
$125
CAGR = 11%
ED = 17%
RC = 9%
High: $185
$156
Forecast
$81
$96
$76
$85
$113
$23
$37
$49
$63
$43
FY05 FY06 FY07 FY08 FY09 FY10
Closed Sales
(Fee Only $ in millions)
Event- Driven (ED) Recurring (RC)
Low: $165

Financial Performance is Driven by Recurring Revenues
Recurring Revenues:
81%                 81%                77%               78%                80%
Margins:
16.0%              15.7%              16.2%             16.8%  16.4%
$1,717
$2,149
$352
$371
$347
$304
$275
FY09 FY08 FY07 FY06 FY05
Earnings Before Interest and Taxes
as adjusted
(1)(2)
($ in Millions)
`
$1,726 $1,724
$1,651
$1,565
$1,393
$423
$483
$487
$368
$324
FY09 FY08 FY07 FY06 FY05
Net Revenues
Recurring Event
-Driven)
($ in Millions)
(
(1) The comparison between the results of operations for fiscal 2006 and prior periods is affected by the impact of our adoption of SFAS No.123R effective July 1, 2005.   See the
Selected Financial Data table in our 2009 Annual Report on Form 10-K for additional information.
(2) Earnings before provision for interest and income taxes, as adjusted, is a Non-GAAP financial measure. In fiscal 2009, it excludes a one-time gain of $8.4 million on purchase of senior notes. In fiscal 2008 and fiscal 2007, it excludes $13.7 million and $14.0 million, respectively, of one-time transition expenses.  We believe that this measure is useful to investors because it excludes the impact of certain transactions or events that we expect to occur infrequently in order to provide meaningful comparisons between current results and previously reported results.  Management, therefore, believes such Non-GAAP measure provides a useful means for evaluating Broadridge's comparative operating performance.

Financial Guidance
(1) Non-GAAP Fiscal Year 2009 EPS excludes one-time gain of  $0.04 from purchase of senior notes and $0.03 per share from the state tax credit true-up benefit for prior fiscal year.
(2) The Fiscal Year 2010 EPS guidance is a GAAP measure as we are not anticipating any one-time items.
(3) Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by operating activities excluding Ridge Clearing financing activities less capital expenditures and intangibles.
$ in millions (
except EPS
)
Actual Forecast
FY09 FY10
Net Revenues $2,149
% growth
-3%
4% to 8%
Earning Before Interest & Taxes  $352
% margin 16.4% 16.0 – 16.3%
% growth
Diluted Net Income/EPS - Non-GAAP
$1.51
(1)
$1.50 - $1.60
(2)
% growth 6% -1% to 6%
Diluted Net Income/EPS - GAAP $1.58
$1.50 - $1.60
Free Cash Flow - Non-GAAP
(3)
$252M $235M - $270M

Focused on Capital Stewardship and Long-Term Shareholder Value
Cash Level on
Balance Sheet
• Until the current credit crisis alleviates, we expect to keep approximately $100M of cash on hand
Strong Predictable
FCF Allows for
Flexible Capital
Allocation
Options
• Investing for organic growth (~$10-15M per year)
• Tuck-in acquisitions to sustain organic growth expand product offering
• Continue to grow dividend payout
• Pursue opportunistic stock repurchases versus scheduled steady repurchases
Manage to a
Debt to EBITDA
Ratio 1:1 Debt
• Maintain investment grade rating with rating agencies as this is important to our large clients and prospects
Mid-single-digit
organic revenue
growth in the
long-run
• Capitalize on fundamentals driving long-term market growth
• Invest in and drive new sales of existing solutions
• Rollout new solutions to enable client efficiencies and facilitate client growth
• Capture the global securities processing opportunity
Improve Margins • Initiatives to sustain and drive continued efficiencies and enhance our scalability
Aim to invest through existing businesses and acquisitions to generate mid to high single-digit revenue growth and return excess cash to shareholders

Summary
Broadridge is a dependable mid-single-digit revenue
grower with a scalable business model providing
opportunity for margin expansion
We expect to continue to invest in our existing businesses
and execute strategic acquisitions to generate mid to high
single-digit average revenue growth
We expect to generate strong free cash flows and aim to
return excess cash to shareholders

22 Q&A Questions & Answers